Exhibit 99.1

FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 1, 2012, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (the “Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”), SPORT CHALET TEAM SALES, INC., a California corporation (“SCTS”, and together with the Borrower and SCVS, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

RECITALS

WHEREAS, the Lenders, the Agent, and the Obligated Parties have entered into that certain Second Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of October 18, 2010; and

WHEREAS, the Obligated Parties, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                      Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

Section 2.1                      The following new definitions are hereby added to Section 1.1 of the Loan Agreement to read in their entirety in proper alphabetical order as follows:

“Covenant Trigger Period:  the period commencing on any day that the Availability is equal to or less than the greater of (a) $5,000,000 and (b) ten percent (10%) of the lesser of (i) the Revolving Commitments and (ii) the Borrowing Base for any one (1) Business Day (or, in the case of a manifest error caused solely by a third party credit card processor, for up to three (3) consecutive Business Days); and the period will be deemed to continue unless and until, during a preceding thirty (30) consecutive days, measured each Business Day, no Event of Default has existed and Availability has been greater than the higher of (x) $5,000,000 and (y) ten percent (10%) of the lesser of the (i) Revolving Commitments and (ii) the Borrowing Base.”

“First Amendment Date:  means May 1, 2012.”

“Fixed Charge Adjusted Reserve: means a reserve in the amount for the corresponding period as set forth below:

Period	Reserve Amount
Through March 31, 2012	$0
April 1, 2012 through June 30, 2012	$1,200,000
July 1, 2012 through September 30, 2012	$1,500,000
October 1, 2012 through December 31, 2012	$800,000
January 1, 2013 through the Commitment Termination Date	$0”

“Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Borrower and its Subsidiaries for the most recent twelve consecutive month period then ended, of (a) EBITDA to (b) Fixed Charges.”

“Fixed Charges: the sum of (a) interest expense (other than payment-in-kind), (b) scheduled principal payments made on Borrowed Money, (c) Capital Expenditures (except those Capital Expenditures financed with Borrowed Money permitted hereunder other than Revolver Loans), (d) cash income taxes paid, and (e) Distributions made.”

Section 2.2                      The EBITDA Covenant Trigger Period definition in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

Section 2.3                      The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Margin: with respect to any Type of Loan, the margin set forth below, as determined by the Minimum EBITDA on a trailing twelve month basis.

Level	Minimum EBITDA	Base Rate Loans	LIBOR Rate Loans

I	Equal to or less than $10,000,000	1.75%	2.75%

II	Greater than $10,000,000 but less than or equal to $15,000,000	1.50%	2.50%

III	Greater than $15,000,000	1.25%	2.25%

For the period beginning on the First Amendment Date until June 30, 2012, the margins shall be determined pursuant to Level I.  Thereafter, the margins shall be subject to increase or decrease upon receipt by Agent pursuant to Section 10.1.2(b) of the financial statements and corresponding Compliance Certificate for the last Fiscal Quarter beginning with the financial statements for the Fiscal Quarter ending June 30, 2012, which change shall be effective on the first day of the calendar month following receipt. If, by the first day of a month, any financial statements or Compliance Certificate due in the preceding month has not been received, then, at the option of Agent or Required Lenders, the margins shall be determined as if Level I were applicable from such day until the first day of the calendar month following actual receipt.

If, for any reason (including inaccurate reporting on financial statements or a Compliance Certificate), it is determined that a lower Applicable Margin should have applied to a period than was actually applied, and within thirty (30) days of the date that financial statements in respect of such period are required to be delivered pursuant to Section 10.1.2(b), Borrower provides amended financial statements and an amended Compliance Certificate explaining such discrepancy, then the Lenders shall credit against interest and fees accruing thereafter an amount equal to the difference between the amount of interest and fees that were accrued using the incorrect margin and the amount of interest and fees that should have been accrued using the proper margin.  In no event shall Lenders be obligated to otherwise disgorge any amounts previously paid by Borrower or charged to the Loan Account.  Nothing herein shall be construed to limit or otherwise prejudice (a) any rights of Lenders in respect of Borrower’s delivery of incorrect financial statements or Compliance Certificates, or (b) the provisions of the immediately following paragraph.

If, for any reason (including inaccurate reporting on financial statements or a Compliance Certificate), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrower shall immediately pay to Agent for the account of Lenders, an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid.  All such amounts payable by the Borrower shall be due on demand.  Nothing herein shall be construed to limit or otherwise prejudice any rights of Lenders in respect of Borrower’s delivery of incorrect financial statements or Compliance Certificates, including the right to charge default interest.”

“Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve; (b) the LC Reserve; (c) the Bank Product Reserve; (d) Gift Card Liability Reserve; (e) Credit Card and Charge Reserve; (f) aggregate amount of liabilities secured by Liens upon Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (g) the  Fixed Charge Adjusted Reserve; and (h) such additional reserves (including without limitation the Rent and Charges Reserve to the extent applicable), in such amounts and with respect to such matters, as Agent in its discretion may elect to impose from time to time, provided that Agent gives prompt written or telephonic notice to Borrower upon the creation of a reserve under this clause (h).”

Section 2.4                      A new Section 3.2.4 of the Loan Agreement is hereby added to read in its entirety as follows:

“3.2.4           Covenant Fee.                                At the end of each Fiscal Quarter and within three (3) Business Days after the delivery of the financial statements pursuant to Section 10.1.2(b), the Borrower shall pay a fee of $25,000 to Agent if, and only if, the Fixed Charge Coverage Ratio for such Fiscal Quarter end is less than 1:00 to 1:00.”

Section 2.5                      Section 10.3.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“10.3.1                      Fixed Charge Coverage Ratio.  If the Covenant Trigger Period is in effect or if an Event of Default or Default has occurred and while it is continuing, Borrower shall maintain a Fixed Charge Coverage Ratio of not less than the amount for the corresponding period set forth below:

Period	Fixed Charge Coverage Ratio
Fiscal Quarter ending March 31, 2012	1.00 to 1.00
Fiscal Quarter ending June 30, 2012	0.85 to 1.00
Fiscal Quarter ending September 30, 2012	0.80 to 1.00
Fiscal Quarter ending December 31, 2012	0.90 to 1.00
Fiscal Quarter ending March 31, 2013 and thereafter	1.25 to 1.00”

Section 2.6                      Schedule 2 to Exhibit B (the Compliance Certificate) of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on Annex 1 attached hereto and incorporated herein by this reference.

ARTICLE III

ACKNOWLEDGEMENT

Section 3.1                      Acknowledgements by Obligated Parties.  As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

(a)           Recitals True.  Each of the Recitals set forth above is true and correct.

(b)           Acknowledgment of Liens and Obligations.  The Borrower is indebted to the Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by the Borrower to the Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and the Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations.  No Obligated Party will contest any of the foregoing.

(c)           Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to the Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) the Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

(d)           No Defaults. No Default or Event of Default has occurred.  No Default or Event of Default is continuing.

(e)           Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

(f)           Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

(g)           Representations and Warranties in the Loan Agreement.  Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date), except as otherwise previously disclosed to the Agent in writing.

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1                      Conditions Precedent.  This Amendment shall not be binding upon the Lenders and the Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent and the Agent has informed the Borrower in writing that such conditions precedent have either been satisfied or waived by the Agent:

(a)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto), except as otherwise previously disclosed to the Agent in writing;

(b)           No Default or Event of Default shall have occurred and be continuing;

(c)           The Obligated Parties shall have delivered to the Agent an executed counterpart of this Amendment;

(d)           The Obligated Parties shall have paid to the Agent an amendment fee of $25,000 which is fully earned and payable as of the date of this Amendment and all costs and expenses owed to and/or incurred by the Agent arising in connection with this Amendment for which the Agent has heretofore invoiced the Borrower; and

(e)           All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

ARTICLE V

MISCELLANEOUS

Section 5.1                      Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment.  Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

Section 5.2                      Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, the Agent, and their respective successors and permitted assigns.

Section 5.3                      Counterparts.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

Section 5.4                      Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Section 5.5                      Expenses of the Lenders and the Agent.  Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand:  (a) all costs and expenses incurred by the Lenders and the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel.

Section 5.6                      Choice of Law; Jury Trial Waiver; Etc.  This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).  To the fullest extent not prohibited by Applicable Law, each of the parties hereto waives its right to a trial by jury, if any, in any action to enforce, defend, interpret, or otherwise concerning this Amendment.  Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

Section 5.7                      Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

Section 5.8                      Representation by Counsel.  The Obligated Parties represent and warrant that they have been represented by independent counsel throughout their negotiation, review and execution of this Amendment.

Section 5.9                      Jointly Drafted Agreement.  This Amendment shall be construed as though each of Agent, the Lenders and the Obligated Parties participated equally in its drafting and, it shall be interpreted, wherever possible, to make it valid and effective.  If any part of this Amendment is determined to be invalid, unenforceable or prohibited, only that part should be affected and the rest shall be enforced as written here.

Section 5.10                      Acknowledgements and Release. Each Obligated Party hereby acknowledges that:  (a) it has no defenses, claims or set-offs to the enforcement by the Agent or the Lenders of the Obligations on the date hereof; (b) to its knowledge, the Agent and the Lenders have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, the Agent and the Lenders do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents. EACH OBLIGATED PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT SUCH OBLIGATED PARTY MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

EACH OBLIGATED PARTY INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH OBLIGATED PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC., a Delaware corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Executive Vice President and CFO

SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Manager

SPORT CHALET TEAM SALES, INC., a California corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Secretary and CFO

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Senior Vice President

ANNEX 1

SCHEDULE 2
to Compliance Certificate
($ in 000’s)

FINANCIAL COVENANT ANALYSES AND CALCULATIONS

For the Month/Fiscal Quarter/Year ended __________________, 20__ (“Statement Date”) and calculated as of the twelve consecutive fiscal month period ended on the Statement Date (the “Subject Period”)

I.	EBITDA for the Subject Period:

1.	Net income:
2.	Non –Cash Share Based Compensation	$___________
3.	Interest expense:	$___________
4.	Provision for income taxes:	$___________
5.	Depreciation expenses:	$___________
6.	Amortization expenses:	$___________
7.	Non-Cash Impairment Charges:	$___________
8.	Gains arising from the sale of capital assets:	$___________
9.	Losses arising from the sale of capital assets:	$___________
10.	Gains arising from the write-up of assets:	$___________
11.	Extraordinary gains:	$___________
12.	EBITDA (Lines I.1 + 2 + 3 + 4 + 5 +6 +7 – 8 + 9 – 10 – 11 (in each case, to the extent included in determining net income)):	$___________

II.	Fixed Charges for the Subject Period:

III.	Fixed Charge Coverage Ratio for the Subject Period: __:__ to 1:00